Other Income, Net Other Income, Net	12 Months Ended
Sep. 27, 2013
Nonoperating Income (Expense) [Abstract]
Other Income, Net
Other Income, Net
Other income, net was comprised of the following:

(Dollars in Millions)	2013	2012	2011
Income under Tyco tax sharing agreement (note 20)	$71	$30	$29
Gain (loss) on investments, net	33	4	(7)
Loss on early retirement of debt	(20)	(9)	—
Gain on demutualization of insurance carrier	5	—	—
Other income, net	$89	$25	$22

Income under Tyco tax sharing agreement represents the increase to the receivable from Tyco International and TE Connectivity. These amounts reflect 58% of the interest and other income tax payable amounts recorded during each period that are subject to the Tyco tax sharing agreement.
During fiscal 2013, the Company recorded a net gain on investments primarily associated with its acquisition of CVI and the sale of an investment. In addition, the Company paid $41 million in connection with the extinguishment of a capital lease during fiscal 2013, which resulted in a $20 million loss on the early retirement of debt.